UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in charter)

Virginia	1-15321	52-0845861
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

200 Commerce Street

Smithfield, Virginia 23430

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated as of August 13, 2003, announcing that the Registrant has agreed to acquire a 90% interest in Cumberland Gap Provision Company.

ITEM 9.    REGULATION FD DISCLOSURES

Smithfield Foods, Inc. (the “Registrant”) hereby furnishes this report pursuant to Item 9 of Form 8-K:

On August 13, 2003, the Registrant issued a press release announcing that the Registrant has agreed to acquire a 90% interest in Cumberland Gap Provision Company. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC. (Registrant)

By:	/s/ Daniel G. Stevens

(Signature) Daniel G. Stevens Vice President and Chief Financial Officer

Dated: August 13, 2003